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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         ------------------------------


        Date of Report (Date of earliest event reported): April 22, 2002


                        NEW YORK COMMUNITY BANCORP, INC.
               (Exact name of registrant as specified in charter)


     Delaware                     0-22278                      06-1377322
 (State or other               (Commission File              (IRS Employer
 jurisdiction of                   Number)                 Identification No.)
 incorporation)


                  615 Merrick Avenue, Westbury, New York 11590
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (516) 683-4100


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Items 1, 2, 3, 4, 6, 8 and 9.       Not Applicable.


Item 5.  Other Events.
         ------------

         New York Community Bancorp (the "Company"), Inc. previously filed a Registration Statement on Form S-3, Registration No. 333-86682 (the "Registration Statement"), together with certain trust subsidiaries of the Company (the "Trusts"). The Registration Statement relates to the proposed shelf offering of Debt Securities of the Company, Common Stock of the Company, Warrants to purchase Common Stock of the Company, Preferred Securities of the Trusts, and Units comprised of Preferred Securities of New York Community Capital Trust V and Warrants to purchase Common Stock of the Company. Attached hereto as Exhibit 4(h)(ii) is the Form of Amended and Restated Declaration of Trust relating to the preferred securities that may be issued by New York Community Capital Trust V and Exhibit 5(b)(v), the Opinion of Morris, James, Hitchens, & Williams LLP as to the legality of such preferred securities. Exhibits 4(h)(ii) and 5(b)(v) supplement the Registration Statement and are incorporated by reference therein and herein.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Financial statements of businesses acquired.

                  Not applicable

         (b)      Pro forma financial information.

                  Not applicable

         (c)      Exhibits

                  Exhibit 4(h)(ii): Form of Amended and Restated Declaration of Trust relating to the preferred securities that may be issued by New York Community Capital Trust V

                  Exhibit 5(b)(v): Opinion of Morris, James, Hitchens, & Williams LLP as to the legality of preferred securities that may be issued by New York Community Capital Trust V.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NEW YORK COMMUNITY BANCORP, INC.

                                By:  /s/ Joseph R. Ficalora
                                     ---------------------------------
                                         Joseph R. Ficalora
                                         President and Chief Executive Officer

Date:    April 23, 2002


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                         Description
-----------                         -----------

4(h)(ii) Form of Amended and Restated Declaration of Trust relating to the preferred securities that may be issued New York Community Capital Trust V

5(b)(v) Opinion of Morris, James, Hitchens, & Williams ::LLP as to the legality of preferred securities that may be issued by New York Community Capital Trust V